Exhibit 10.10 -Loan and Warrant Purchase and Sale Agreement

                  LOAN AND WARRANT PURCHASE AND SALE AGREEMENT

THIS LOAN AND WARRANT PURCHASE AND SALE AGREEMENT ("Agreement") is made and entered into this 7th day of October, 1998 by and between HENG FUNG FINANCE COMPANY LIMITED, a Hong Kong corporation ("Heng Fung Finance"), FRONTEER DEVELOPMENT FINANCE, INC., a Delaware corporation ("Development"), and GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation.

WHEREAS, Heng Fung Finance entered into that certain Loan Agreement dated April 14, 1998 with Global whereby Heng Fung Finance agreed, subject to certain terms, provisions and conditions, among other things, to make available to Global a loan in the maximum principal amount of $1,500,000 ("Loan") pursuant to one or more promissory notes from Global to Heng Fung Finance;

WHEREAS, pursuant to the Loan Agreement, Heng Fung Finance was granted a warrant to purchase 6,000,000 shares of Global's common stock ("Original Warrant");

WHEREAS, Global borrowed at least $1,150,000 of the maximum principal amount of the Loan, evidenced by a series of promissory notes dated May 7, 1998 for $250,000, June 4, 1998 for $400,000, June 30, 1998 for $250,000 and August 5,
1998 for $250,000 ("Original Notes"); and

WHEREAS, Heng Fung Finance desires to sell and Development desires to purchase a portion of the Loan which is evidenced by the Original Notes and a portion of the Original Warrant.

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Purchase and Sale. Heng Fung Finance agrees to sell and Development agrees to purchase: (i) the Original Notes dated May 7, 1998 for $250,000, June 4, 1998 for $400,000, June 30, 1998 for $250,000 and
          $100,000 out of the $250,000 Original Note dated August 5, 1998 which is equal to the right to payment of $1,000,000 in principal amount, together with interest accruing thereon out of the Original Notes ("Development Note") and (ii) a portion of the Original Warrant which is equal to a warrant to purchase 4,000,000 common shares of Global ("Development Warrant").

     2. Issue of Notes and Warrants. Upon receipt of the Original Notes and Original Warrant, Global agrees to issue two new promissory notes and two new warrants, under the same terms and conditions as the Original Notes and Original Warrant, as follows:

          (a). Warrant to Heng Fung Finance to purchase an aggregate of 2,000,000 shares of Global's common shares;


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          (b).  Warrant to  Development  to purchase an  aggregate  of 4,000,000 shares of Global's common shares;

          (c). Promissory note evidencing a loan from Heng Fung Finance to Global representing $150,000; and

          (d). Promissory note evidencing a loan from Development to Global in the amount of $1,000,000.

     3. Payment for Loan. Upon receipt of the Development Warrant and Development Note from Global, Development agrees to pay to Heng Fung Finance, the sum of $1,100,000.

     4. Confirmation of Terms of Loan Agreement. In all respects, the Loan Agreement, described above, shall remain unaffected, unchanged and unimpaired by reason of this Agreement.

         Executed as of the day and year first above written.


                                             FRONTEER DEVELOPMENT FINANCE, INC.,
                                             a Delaware corporation



                                             By:     /s/ Gary L. Cook
                                                  ------------------------------
                                             Its:     Treasurer

                                             HENG FUNG FINANCE COMPANY LIMITED,
                                             a Hong Kong corporation



                                             By:    /s/ Fai H. Chan
                                                --------------------------------
                                             Its: Chairman and Managing Director


                                             GLOBAL MED TECHNOLOGIES, INC.
                                             a Colorado corporation


                                             By:    /s/ Dr. Michael I. Ruxin
                                                  ------------------------------
                                             Its:     Chief Executive Officer